                                   EXHIBIT 24

                               POWER OF ATTORNEY

                                                                EXHIBIT 24


                              POWER OF ATTORNEY


        The undersigned directors of Commercial National Financial Corporation, a Michigan corporation, hereby constitute and appoint Dean E. Milligan and Richard F. Abbott, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in their respective names as directors of Commercial National Financial Corporation, the Form 10-K Annual Report to be filed with the Securities and Exchange Commission, Washington, D.C., pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1995, and any and all amendments thereto.

March 8, 1996                           /s/ Jefferson P. Arnold
                                        -----------------------------
                                        Jefferson P. Arnold
                                        Director

March 8, 1996                           /s/ Don J. Dewey
                                        -----------------------------
                                        Don J. Dewey
                                        Director

March 8, 1996                           /s/ David A. Ferguson
                                        -----------------------------
                                        David A. Ferguson
                                        Director

March 8, 1996                           /s/ Kenneth R. Luneack
                                        -----------------------------
                                        Kenneth R. Luneack
                                        Director

March 8, 1996                           /s/ Kim C. Newson
                                        -----------------------------
                                        Kim C. Newson
                                        Director

March 8, 1996                           /s/ Howard D. Poindexter
                                        -----------------------------
                                        Howard D. Poindexter
                                        Director

March 8, 1996                           /s/ Scott E. Sheldon
                                        -----------------------------
                                        Scott E. Sheldon
                                        Director

March 8, 1996                           /s/ Russell M. Simmet
                                        -----------------------------
                                        Russell M. Simmet
                                        Director

March 8, 1996                           /s/ Joseph B. Simon
                                        -----------------------------
                                        Joseph B. Simon
                                        Director

                                   EXHIBIT 27

                            FINANCIAL DATA SCHEDULE